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                             AMENDED AND RESTATED

                            1998 STOCK OPTION PLAN

                                      OF

                           INTERPACKET NETWORKS, INC.


        Section 1. DESCRIPTION OF PLAN. This is the amended and restated 1998 Stock Option Plan (the "Plan") of InterPacket Networks, Inc., a Delaware corporation (the "Company"). Under this Plan, officers, key employees and consultants of the Company or any of its subsidiaries and members of the Board of Directors of the Company, to be selected as set forth below, may be granted options ("Options") to purchase shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"). For purposes of this Plan, the term "subsidiary" means any directly or indirectly majority or wholly owned entity of the Company (individually, a "Subsidiary" and collectively, the "Subsidiaries"). It is intended that the Options under this Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and be designated "Incentive Stock Options" or not qualify for such treatment and be designated "Nonqualified Stock Options." Incentive Stock Options may only be granted to employees of the Company or any Subsidiary.

        Section 2. PURPOSE OF PLAN. The purpose of the Plan and of granting Options to specified persons is to further the growth, development and financial success of the Company and its Subsidiaries by providing additional incentives to certain officers, key employees, consultants and members of the Board of Directors (or equivalent bodies) of the Company or its Subsidiaries. By assisting such persons in acquiring shares of Common Stock, the Company can ensure that such persons will themselves benefit directly from the Company's and its Subsidiaries' growth, development and financial success.

        Section 3. ELIGIBILITY. The persons who shall be eligible to receive grants of Options under the Plan shall be (a) the officers, key employees and consultants of the Company and the Subsidiaries; provided that bona fide services shall be rendered to the Company or its Subsidiaries by such consultant and such services shall not have been in connection with the offer and sale of securities in a capital-raising transaction and (b) members of the Board of Directors (or equivalent bodies) of the Company or its Subsidiaries. A person who holds an Option is herein referred to as a "Participant," and more than one Option may be granted to any Participant. The aggregate fair market value (determined as of the time an Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant in any calendar year under this Plan and any other incentive stock option plans (which qualify under Section 422 of the Code) of the Company or any Subsidiary shall not exceed $100,000. To the extent that a Participant's Incentive Stock Options exceed that limit, they will be treated as Nonqualified Stock Options (but all of the other provisions of the Option shall remain

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applicable), with the first Options that were granted to the Participant to be treated as Incentive Stock Options.

        Section 4.   ADMINISTRATION.

                     (a) The Plan shall be administered by a committee (the "Committee") to be composed of not less than two (2) members of the Board until such time as the Company registers shares of its equity securities under the Securities Act of 1933, as amended, provided that the Board of Directors of the Company may, from time to time, serve as the Committee for purposes of administering all aspects of the Plan. Subject to the preceding sentence, members of the Committee shall be appointed, both initially and as vacancies occur, by the Board, to serve at the pleasure of the Board. On and after the first date that the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent possible and advisable, the Committee may be constituted so as to permit this Plan to comply with Rule 16b-3 promulgated under Section 16 of the Exchange Act and Section 162(m) of the Code. The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

                     (b) The Committee is authorized and empowered to administer the Plan and, subject to the Plan, (i) to select the Participants, to determine the number of shares of Common Stock which may be purchased and in general to grant Options and to extend the time period during which a Nonqualified Stock Option may be exercised after taking into account any possible adverse accounting treatment and the possible loss of Incentive Stock Option status; (ii) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner not inconsistent with the Plan, which terms and conditions need not be identical as to the various Options granted; (iii) to determine which Options are to be Incentive Stock Options and which Options are to be Nonqualified Stock Options; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules relating to the Plan; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to determine the rights and obligations of Participants under the Plan; (viii) to specify the purchase price to be paid by Participants for shares of Common Stock; (ix) to accelerate the time during which an Option may be exercised in accordance with the provisions of
Section 16 hereof, and to otherwise accelerate the time during which an Option may be exercised (but not reduce the time of exercise for Options which have vested), in each case notwithstanding the provisions in the Option Agreement (as defined in Section 13) stating the time during which it may be exercised; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final,

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conclusive and binding. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Option granted hereunder.

        Section 5. SHARES SUBJECT TO PLAN. The maximum amount of shares of Common Stock for which Options may be granted pursuant to the Plan shall be 4,600,000 and the maximum number that may be issued to any Participant is 4,600,000. The number of shares of Common Stock which may be purchased by a Participant upon exercise of each Option shall be determined by the Committee and set forth in each Option Agreement. Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full or in the event that any shares of Common Stock acquired pursuant to the Plan are reacquired by the Company, (a) any shares of Common Stock which have not been purchased or (b) the shares of Common Stock reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan. Notwithstanding the preceding sentence, shares subject to a terminated option shall continue to be considered to be outstanding for purposes of determining the maximum number of shares that may be issued to a single Participant. Similarly, the repricing of an Option will be considered the grant of a new Option for that purpose.

        Section 6. OPTION PRICE. Except as provided in Section 11 or Section 12 hereof, the purchase price per share (the "Option Price") of the shares of Common Stock underlying each Option shall be determined by the Committee but shall not be less than 100 percent of the fair market value of such shares on the date of grant of Option, provided that if the Participant is a 10-percent stockholder of the Company (determined using the constructive ownership rules of Section 424(d) of the Code) at the time such Participant is granted an Incentive Stock Option, the Option Price shall be not less than 110 percent of said fair market value. Such fair market value shall be determined by the Committee (i) if the Company's securities are traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System (or a similar successor system), on the basis of the reported closing sales price on such date or, in the absence of a reported sales price on such date, on the basis of the average of the reported closing bid and asked price on such date, or, if the date of determination is not a trading day, the immediately preceding trading day, or (ii) in the absence of both a reported sales price and a reported bid and asked price under clause
(i), the Committee shall determine such fair market value on the basis of such evidence as it deems appropriate, in its sole discretion. In the case of an Incentive Stock Option, "Fair Market Value" shall be determined without reference to any restriction other than one that, by its terms, will never lapse.

        Section 7.  RESTRICTIONS ON GRANTS; VESTING OF OPTIONS.

                     (a) Notwithstanding any other provisions set forth herein or in any Option Agreement, no Options may be granted under the Plan subsequent to 10 years from the date hereof. The vesting of all Options may be based on the passage of time. The Committee shall determine the vesting schedule applicable to each Option or group of Options in a schedule,

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a copy of which shall be filed with the records of the Committee and attached to each Option Agreement to which the same applies. The vesting schedule need not be identical for all Options granted hereunder. The Committee may periodically review the vesting criteria applicable to any Option or Options then outstanding and, in its sole judgment, may adjust the same to reflect unanticipated major events, including but not limited to superior individual performance, catastrophic occurrences, mergers and acquisitions.

                     (b) If an adjustment in outstanding shares of Common Stock occurs due to a Change in Control, as defined below, and, in connection therewith, Options are assumed or substituted by the surviving or acquiring corporation (the "Acquiror"), then fifty percent (50%) of the unvested shares subject to all such assumed or substituted Options shall vest at the time of the termination of employment of a Participant if (i) the Participant was an employee of the Company immediately prior to the date of the Change in Control, (ii) the Participant's employment with the Acquiror terminates within the eighteen (18) months following the date of the Change in Control, and (iii) such employment is either terminated without Cause, as defined below, by the Acquiror or terminated with Good Reason, as defined below, by the Participant.

                     (c) "Change in Control" means the happening of any of the following:

                               (i) When any "person," as such term is used in
Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any present shareholder of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                               (ii) The occurrence of a transaction requiring
shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation or entity in which the Company is not the surviving entity.

                     (d) "Cause" shall mean (i) any intentional act of fraud, embezzlement or theft in connection with a Participant's duties or in the course of his or her employment with the Company or the Acquiror, (ii) conduct which, based upon a reasonable determination by the Company or the Acquiror, demonstrates gross unfitness to serve or job abandonment, (iii) the intentional wrongful disclosure of confidential information of the Company or the Acquiror, or (iv) the intentional, material violation of any contract between the Company or the Acquiror and such Participant that is not corrected within thirty (30) days after written notice to such Participant and any such violation shall have resulted in material harm or damage to the Company or the Acquiror. For purposes of this Section 7(d), no act, conduct, or failure to act on the part of any Participant shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done or omitted to be done by such Participant not in good faith and without reasonable belief that his or her action or omission was in the best interests of the Company or the Acquiror. Notwithstanding the foregoing, no Participant shall be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to such Participant a copy of a resolution duly adopted by the

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affirmative vote of not less than two thirds of the Company's or the
Acquiror's Board of Directors then in office at a meeting of the Board called and held for such purpose, after reasonable notice to such Participant and an opportunity for such Participant, together with his or her counsel, if any, to be heard before the Board, finding that, in the good faith opinion of the Board, such Participant had committed an act constituting "Cause" as herein defined and specifying the particulars thereof in detail.

                     (e) "Good Reason" shall mean (i) a reduction of either base salary or total cash compensation payable to the Participant as in effect immediately prior to the Change in Control, (ii) the failure to provide a package of welfare benefit plans which, taken as a whole, provide substantially similar or superior benefits to those in which a Participant was entitled to participate immediately prior to the Change in Control (except that employee contributions may be raised to the extent of any cost increases imposed by third party insurers or other benefit providers) or any action by the Company which would otherwise adversely affect any Participant's participation in, or reduces his or her benefits under, any of such plans, (iii) any material change in a Participant's responsibilities, authority, duties, or reporting relationship resulting in diminution of position, provided that such change shall not be deemed to occur as a result of new reporting duties and responsibilities for such Participant due to Acquiror's reasonable reassignment of Participant to a new position following a Change in Control, (iv) requiring that such Participant relocate to a worksite that is more than 35 miles from the Company's headquarters in Santa Monica, California (or subsequent headquarters location at which a Participant agrees to work), unless a Participant accepts such relocation opportunity, (v) a failure or refusal of the Acquiror to perform the Company's obligations under the assumed or substituted option or any other material agreement relating to the terms and conditions of a Participant's service for the Company, or (vi) any material breach by the Acquiror of any of the materials provisions of this option (as it may be assumed or substituted) or any other material agreement relating to the terms and conditions of a Participant's service for the Company.

        Section 8. EXERCISE OF OPTIONS. Once vested, and prior to its termination date, an Option may be exercised by the Participant by giving written notice to the Company specifying the number of shares of Common Stock to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration as the Committee may approve from time to time, including without limitation and in the sole discretion of the Committee, the assignment and transfer by the Participant to the Company of outstanding shares of Common Stock theretofore held by the Participant in a manner intended to comply with the provisions of Rule l6b-3 under the Exchange Act, if applicable, and the minimum holding period required to avoid adverse accounting treatment. After giving due considerations of the consequences under Section 16 of the Exchange Act and under the Code, the Committee may also authorize the exercise of Options by the delivery to the Company

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or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to the Company to pay the exercise price of the Option. Once vested, and prior to its termination date, an Option may only be exercised by the Participant or in the event of death of the Participant, by the person or persons (including the deceased Participant's estate) to whom the deceased Participant's rights under such Option shall have passed by will or the laws of descent and distribution. Notwithstanding the foregoing, in the event of disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, a designee of the Participant (or the legal representative of the Participant if the Participant has no designee) may exercise the Option on behalf of such Participant (provided such Option would have been exercisable by such Participant) until the right to exercise such Option expires, as set forth in such Participant's particular Option Agreement or this Plan.

        Section 9. ISSUANCE OF COMMON STOCK. The Company's obligation to issue shares of Common Stock upon exercise of an Option is expressly conditioned upon the compliance by the Company with any registration or other qualification obligations with respect to such shares of Common Stock under any federal and state law or rulings and regulations of any government regulatory body and the requirements of any stock exchange or other securities market on which the Company's securities may then be traded, and/or the making of such investment representations or other representations and undertakings by the Participant (or the Participant's designee, legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification obligations or the requirements of any stock exchange or other securities market on which the Company's securities may be traded with respect to such shares of Common Stock which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Participant (or the Participant's designee, legal representative, heir or legatee): (a) is purchasing such shares of Common Stock for investment and not with any present intention of selling or otherwise disposing of such shares of Common Stock; and (b) agrees to have a legend placed upon the face and reverse of any certificates evidencing such shares of Common Stock (or, if applicable, an appropriate data entry made in the ownership records of the Company) setting forth (i) any representations and undertakings which such Participant has given to the Company or a reference thereto, and (ii) that, prior to effecting any sale or other disposition of any such shares of Common Stock, the Participant must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of federal and state laws and regulatory agencies, provided that any such legend or data entry shall be removed when no longer applicable without the necessity of an opinion of counsel. The inability of the Company to obtain, from any regulatory body having jurisdiction, stock exchange or quotation system authority reasonably deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares of Common Stock as to which such requisite authority shall not have been obtained.

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        Section 10. NONTRANSFERABILITY. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. Any permitted transferee shall be required prior to any transfer of an Option or shares of Common Stock acquired pursuant to the exercise of an Option to execute a written undertaking to be bound by the provisions of the applicable Option Agreement.

        Section 11. RECAPITALIZATION, REORGANIZATION; MERGER OR CONSOLIDATION.

                     (a) Subject to Section 11(b) hereof, if the outstanding shares of Common Stock of the Company are exchanged for different securities of the Company through a reorganization, recapitalization or reclassification or if the number of outstanding shares is changed through a stock split or stock dividend, an appropriate adjustment shall be made (i) in the number or kind of shares which may be purchased pursuant to the exercise of Options, as provided in Section 5 hereof, and (ii) in the number, exercise price, or kind of securities subject to any outstanding Option granted under the Plan. Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company, and the determination of the Committee shall be final, conclusive and binding. No fractional shares of stock shall be issued or issuable under the Plan on account of any such adjustment.

                     (b) Subject to Section 16 hereof (i) upon the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) upon any reorganization, merger, consolidation or exchange of securities in which the Company does not survive, (iii) upon any reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the Company's stockholders have the opportunity to receive cash, securities and/or other property in exchange for their shares of the capital stock of the Company or
(iv) upon any Change in Control (each of the events described in clauses (i), (ii), (iii) or (iv) is referred to herein as an "Extraordinary Event"), the Plan and each outstanding Option shall terminate. Subject to Section 16 hereof, in such event, each Participant who is not tendered an option by the surviving entity in accordance with all of the terms of the immediately succeeding sentence, or who does not accept any such substituted option which is so tendered, shall have the right until 10 days before the effective date of such Extraordinary Event to exercise, in whole or in part, any unexpired Option or Options issued to the Participant, to the extent that said Option is then vested and exercisable pursuant to the provisions of said Option or Options and of Section 7 of the Plan. The Company shall use its reasonable best efforts to cause the surviving entity in any Extraordinary Event to tender to any Participant an option or options to purchase other securities of the surviving entity on the same basis as any Participant may purchase shares of Common Stock hereunder and under the applicable Option Agreement (including satisfaction of similar vesting provisions). The Company shall use its reasonable best efforts to cause such new option or options to contain such terms and provisions as shall substantially preserve the rights and

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benefits of any Option then outstanding under the Plan with any reasonable changes to take into account the circumstances of the surviving entity.

                     (c) The grant of an Option under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structures or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets and issue new shares without preemptive rights.

        Section 12. SUBSTITUTE OPTIONS. If the Company at any time should succeed to the business of another entity through a merger, consolidation, corporate reorganization or share exchange, or through the acquisition of stock or assets of such entity or its subsidiaries or otherwise, Options may be granted under the Plan to option holders of such entity or its subsidiaries, in substitution for options to purchase interests in such entity held by them at the time of succession. The Committee, in its sole and absolute discretion, shall determine the extent to which such substitute Options shall be granted (if at all), the person or persons to receive such substitute Options (who need not be all option holders of such entity), the number of shares of Common Stock subject to Options to be received by each such person, the Option Price of such Option (which may be determined without regard to Section 6 hereof) and the terms and conditions of such substitute Options; provided, however, that the Option Price of each such substituted Option which is an Incentive Stock Option shall be an amount such that, in the sole and absolute judgment of the Committee (and in compliance with Section 424(a) of the Code), the economic benefit provided by such Option is not greater than the economic benefit represented by the option in the acquired entity as of the date of the Company's acquisition of such entity.

        Section 13. OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a written option agreement (an "Option Agreement") executed by the Company and the Participant which (a) shall contain each of the provisions and agreements herein specifically required to be contained therein; (b) shall indicate whether such Option is to be an Incentive Stock Option or a Nonqualified Stock Option, and if an Incentive Stock Option shall contain terms and conditions permitting such Option to qualify for treatment as an incentive stock option under Section 422 of the Code; and (c) may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan.

        Section 14. RIGHTS AS A STOCKHOLDER. No Participant (or any legal representative, heir or legatee) shall have any rights as a stockholder of the Company with respect to any shares of Common Stock covered by any Option until the date of the issuance of a stock certificate to such person upon the due exercise of such Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11 hereof.

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        Section 15. TERMINATION OF OPTIONS. Each Option Agreement shall set forth a termination date thereof, which, with respect to Nonqualified Stock Options, shall be no later than ten (10) years from the date such Option is granted and with respect to Incentive Stock Options, if the Participant is a 10-percent stockholder of the Company (determined using the constructive ownership rules of Section 424(d) of the Code) at the time such Incentive Stock Option is granted, the Incentive Stock Option shall terminate no later than five years from the date of the grant thereof. An Incentive Stock Option shall contain any termination events required by Section 422 of the Code. The termination of employment or engagement in another relationship of a Participant (by death or otherwise) shall not accelerate or otherwise affect the number of shares with respect to which an Option may be exercised, and the Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination.

        Section 16. ACCELERATION OF OPTIONS. Notwithstanding the provisions of Sections 7 or 11 hereof, or any provision to the contrary contained in a particular Option Agreement, the Committee, in its sole discretion, at any time, or from time to time, may elect to accelerate the vesting of all or any portion of any Option then outstanding, provided that, in connection with a Change in Control, if substitute or replacement options are not provided to Participants, then fifty percent (50%) of the unvested portions of each Option outstanding immediately prior to the consummation of such Change in Control shall accelerate and be fully and immediately vested. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final, conclusive and binding. In the event of the acceleration of the exercisability of Options as the result of a decision by the Committee pursuant to this Section 16, each outstanding Option so accelerated shall be exercisable for a period of at least five days from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion, provided that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an Option) may not adversely affect the rights of any Participant without the consent of the Participant so adversely affected. Any outstanding Option which has not been exercised by the holder at the end of such period shall terminate automatically and become null and void.

        Section 17. WITHHOLDING OF TAXES. The Company or a Subsidiary, as the case may be, may deduct and withhold from the wages, salary, bonus and other income paid by the Company (or such Subsidiary) to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option, or the sale of shares of Common Stock issued to the Participant upon the exercise of an Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's (or such Subsidiary's) concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company (or such Subsidiary) by the Participant of the required withholding tax,

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as the Committee may determine, provided that, in the sole discretion of the
Committee, the Participant may pay such tax by reducing the number of shares of Common Stock issued upon exercise of an Option (for which purpose such shares of Common Stock shall be valued at fair market value as determined by the Committee, which determination shall be final, conclusive and binding). To the extent necessary to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

        Section 18. EFFECTIVENESS AND TERMINATION OF THE PLAN. The Plan shall be effective on the date on which it is adopted by the Board. The Plan shall terminate, in addition to the other termination events set forth in the Plan, when all shares of Common Stock which may be issued hereunder have been so issued, provided that the Board may in its sole discretion terminate the Plan at any other time. Subject to Section 11 hereof, no such termination shall in any way affect any Option then outstanding.

        Section 19. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option.

        Section 20. AMENDMENT OF PLAN. The Board of Directors may make such amendments to the Plan and, with the consent of each Participant adversely affected, the Committee may make such changes in the terms and conditions of granted Options as it shall deem advisable after taking into account any possible adverse accounting treatment and the possible loss of Incentive Stock Option status. Whether a modification of an existing Incentive Stock Option will be treated as the issuance of a new Incentive Stock Option will be determined in accordance with the rules of Code Section 424(h). Whether a modification of an existing Option previously granted to an Insider will be treated as a new grant for purposes of Section 16 of the Exchange Act will be determined in accordance with Rule 16b-3 promulgated by the Securities and Exchange Commission. Such amendments and changes shall include, but not be limited to, acceleration of the time at which an Option may be exercised, but may not, without the approval of the stockholders (a) increase the maximum number of shares subject to Options, except pursuant to Section 11 hereof, or
(b) change the designation of the class of employees eligible to receive Incentive Stock Options.

        Section 21. TRANSFERS AND LEAVES OF ABSENCE. For purposes of the Plan, (a) a transfer of a Participant's employment or consulting relationship, without an intervening period, between the Company and a Subsidiary shall not be deemed a termination of employment or a termination of a consulting relationship and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of, or in a consulting relationship with, the Company (or a Subsidiary, whichever is applicable) during such leave of absence except that for purposes of exercising an Incentive Stock Option, the Participant will be considered to have

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terminated employment on the 91st day of the leave, unless his or her right to re-employment is guaranteed by statute or contract.

        Section 22. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation on the Participant to exercise such Option.

        Section 23. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Committee shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses and liabilities, including reasonable attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or any failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is not entitled to indemnification under applicable law, provided that within 60 days after institution of any such action, suit or proceeding such Committee member shall in writing offer the Company the opportunity, at the Company's expense, to handle and defend the same.

        Section 24. GOVERNING LAW. The Plan and any Option granted pursuant to the Plan shall be construed under and governed by the laws of the State of Delaware without regard to conflict of law provisions thereof.

        Section 25. NOT AN EMPLOYMENT OR OTHER AGREEMENT. Nothing contained in the Plan or in any Option Agreement shall confer, intend to confer or imply any rights of employment or any rights to a consulting or other relationship or rights to continued employment by, or rights to a continued consulting or other relationship with, the Company or any Subsidiary in favor of any Participant or limit the ability of the Company, any Subsidiary or any other entity to terminate, with or without cause, in its sole and absolute discretion, the employment of, or consulting or other relationship with, any Participant, subject to the terms of any written employment or consulting agreement to which a Participant is a party.

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